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                                                                   Exhibit 10.27


Executive Staff Fiscal 2002 Bonus Measurements
----------------------------------------------

The fiscal 2002 bonus plan for executive staff will consist of the following:

a) 100% - Actuant year-over-year improvement in Consolidated Combined Management Measure (CMM)
b)  Additional upside/downside tied to Debt Reduction

Supporting Definitions:
Consolidated CMM = Operating Profit (before amortization) less Asset Carrying
  Charge of 20% of total debt, shareholders' equity and accumulated amortization of intangible assets
Debt Reduction Bonus = actual debt reduction/$20.0 million less 1 multiplied by the target bonus

Bonus Targets:
-------------
                        0%               100%             250%
                                         (Target)
                        -----------------------------------------------

Consolidated CMM        $18.6 million    $21.6 million    $31.6 million

Name                Functional Area                 Proposed Bonus Payout @ 100%
--------------------------------------------------------------------------------
Robert Arzbaecher   Chief Executive Officer                   $280,000
Andrew Lampereur    Chief Financial Officer                   $ 88,000
Ralph Keller        Vice President of Operations              $ 78,000

Business Unit Leader Fiscal 2002 Bonus Measurements
---------------------------------------------------

The fiscal 2002 bonus plan for business unit leaders will consist of the following:

a)  80% - Year-over-year improvement in Business Unit CMM
b)  20% - Consolidated CMM improvement
c)  Additional upside/downside tied to Debt Reduction

Supporting Definitions:
Business Unit CMM = Operating Profit (before amortization) less Asset Carrying
  Charge of 20% of Net Assets Employed
Net Assets Employed = Net accounts receivable + net inventory + prepaid assets + net fixed assets + other long-term assets (excluding intangible assets) - accounts payable - accrued current liabilities
Debt Reduction Bonus = actual debt reduction/$20.0 million less 1 multiplied by the target bonus

Bonus Targets:
-------------

Todd Hicks; Vice President of Enerpac-

Enerpac CMM                 0% payout: Less than or equal to 80% of prior year.
                            100% payout: 15% improvement over prior year
                            250% payout: 60% improvement over prior year

Consolidated CMM            See consolidated CMM scale above.

Bonus payout at 100%        $64,750
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Jerry Peiffer; Vice President of Engineered Solutions-Americas-

Engineered Solutions-Americas CMM(60%)    0% payout: Less than or equal to 80%
                                          of prior year.
Engineered Solutions-Worldwide CMM(20%)   100% payout: 15% improvement over
                                          prior year
                                          250% payout: 60% improvement over
                                          prior year

Consolidated CMM                          See consolidated CMM scale above.

Bonus payout at 100%                      $64,750